SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: November 15, 2004

INTERNATIONAL SPORTS AND MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27487	88-0350156
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer ID Number)

11301 Olympic Boulevard, Suite 680, Los Angeles, CA 90064
(Address of principal executive offices)

Registrant's telephone number, including area code: 310-445-2599

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On November 29, 2004, International Sports and Media Group, Inc. entered into a Purchase and Sale Agreement (the "Agreement") with TSV Media for the purchase of its www.ussocceruk.com website. The consideration for the website was 2,500,000 shares of preferred stock, with registration rights, and $25,000 cash. The Agreement was subsequently amended on January 12, 2005 to require the issuance of 2,500,000 shares of common stock instead of the preferred stock.

Item 3.02 Unregistered Sales of Equity Securities

In connection with its Agreement with TSV Media, as discussed in Item 1.01, the company agreed to issue 2,500,000 shares of restricted common stock to TSV in exchange for the website. These shares were valued at $50,000 and were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

Other issuances of restricted common stock since the company's last report are as follows. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D. All shares were issued with a restrictive legend.

Date	Title and Amount	Purchaser
October 4, 2004	4,400,000 shares of common stock at $.015 per share	Private Investor
November 1, 2004	600,000 shares of common stock at $.02 per share	Consultant
November 12, 2004	543,000 shares of common stock at $.02 per share	Private Investor
November 15, 2004	4,486,210 shares of common stock at $.015 per share	Private Investor
November 15, 2004	2,000,000 shares of common stock at $.02 per share	Consultant
November 24, 2004	50,000 shares of common stock at $.01 per share	Private Investor
November 29, 2004	100,000 shares of common stock at $.02 per share	Private Investor
December 1, 2004	4,600,000 shares of common stock at $.015 per share	Private Investor
December 7, 2004	200,000 shares of common stock at $.015 per share	Private Investor
December 1, 2004	250,000 shares of common stock at $.015 per share	Consultant
December 1, 2004	250,000 shares of common stock at $.02 per share	Consultant
December 29, 2004	146,667 shares of common stock at $.015 per share	Private Investor
December 29, 2004	25,000,000 shares of common stock at $.008 per share	Consultant
December 29, 2004	5,000,000 shares of common stock at $.008 per share	Consultant
January 7, 2005	100,000 shares of common stock at $.015 per share	Private Investor
January 7, 2005	30,000 shares of common stock at $.015 per share	Private Investor
January 7, 2005	1,250,000 shares of common stock at $.015 per share	Private Investor
January 7, 2005	146,667 shares of common stock at $.015 per share	Private Investor
January 7, 2005	146,667 shares of common stock at $.015 per share	Private Investor

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Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1 Purchase and Sale Agreement with TSV Media

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPORTS AND MEDIA GROUP, INC.

Date: January 27, 2005	/s/ Gordon F. Lee Gordon F. Lee Chairman and CEO

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Exhibit 10.1 Purchase and Sale Agreement with TSV Media

AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT OF WWW.USSOCCERUK.COM.

This Amended and Restated Purchase and Sale Agreement ("Agreement") amends and restates the Purchase and Sale Agreement dated November 29th, 2004 by and between TSV Media ("Seller") and the owner of www.ussocceruk.com, and International Sports and Media Group, Inc., a Nevada Corporation ("Purchaser").

1. Purchase and Sale. Subject to and on the terms and conditions set forth below, Seller hereby agrees to sell and convey to Purchaser and Purchaser hereby agrees to buy www.ussocceruk.com, a PR news website owned by the Seller, which legal description is set forth as Exhibit A and incorporated by referenced herein (collectively, the "Property"). Seller has the legal right to transfer the Property and there are no liabilities in regard to the Property.

2. Purchase Price. The consideration ("Purchase Price") for the Property is the conveyance of 2,500,000 shares of Purchaser's Common Stock, $.001 par value (the"Shares") to the Seller on Closing Date (as defined below) and $25,000. The Shares, when a certificate is delivered to Seller on the Closing Date, shall be validly issued, fully paid and non-assessable. Purchaser shall register the resale of the Shares for Seller under the Securities Act of 1933, as amended, so that they shall be freely tradable and not subject to any restriction on transfer. All expenses incurred in connection with such registration shall be borne by Purchaser.

3. Closing.

3.1 Date and Place. The closing ("Closing") of the transactions contemplated by this Agreement shall take place on or before November 29th, 2004, the ("Closing Date").

3.2 Payment of Purchase Price. At the Closing, Purchaser shall pay to the Seller the Purchase Price as provided in Section 2.

3.3 Deliveries at Closing. On or before the Closing Date, Seller shall deliver to Purchaser the following documents:

(a) Any documents required to legally transfer the Property to Purchaser; and
(b) Financial statements of the Property from inception, audited or otherwise, as required by the Purchaser's independent auditors, to complete the Purchaser's reporting requirements under SEC rules.

4. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior agreement or understanding between the parties hereto, and neither this Agreement nor any provision hereof may be waived, modified, amended or, except to the extent otherwise provided in this Agreement, terminated, except by a written agreement signed by the parties hereto.

(b) Successors and Assigns. This Agreement may not be assigned by either party to this Agreement, except with the prior written consent of the other party and this Agreement shall be binding upon and against the parties hereto and their heirs, personal or other legal representatives, administrators, successors and permitted assigns.

(c) Negotiated Agreement. The parties to this Agreement have fully participated in its negotiation and preparation. Accordingly, this Agreement shall not be more strictly construed against either of the parties.

(d) Waivers. No waiver of any breach, default or provision hereunder shall be considered valid unless in a writing signed by the party to be charged therewith, and no such waiver shall be deemed a waiver of any subsequent breach or default hereunder.

(e) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

(f) Notices. All notices, requests, demands, instructions, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if and (a) when delivered personally, (b) ten (10) days after they are delivered by an internationally recognized express courier service (i.e., Federal Express, DHL, etc.), to the parties at the following addresses or to such other addresses as the parties may give notice in accordance herewith:

If to the Purchaser:

International Sports and Media Group
3803 Mission Blvd. Suite 290
San Diego, California 92109
Facsimile: (858) 488-2828
Attn: Yan Skwara, President

If to the Seller:

TSV Media
c/o
Law Office of Robert Colosia
110 West C Street
Suite 1717
San Diego
CA92101
p. +44 1904 676152
e.chrisbergin@nasaspaceflight.com

(g) Governing Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with International laws, determined without regard to provisions of conflicts of laws. Each of the parties hereto irrevocably consents to the International jurisdiction venue for any action arising hereunder shall lie exclusively in San Diego, California. Each party hereto acknowledges and agrees that any pleadings, documents or service of process in any legal action shall be deemed properly and lawfully served if delivered to the applicable party in accordance with the notice provision set forth herein.

(h) Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

(i) Enforcement Costs. If any legal action or other proceedings is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and all expenses (including, without limitation, all such fees, costs and expenses incident to appellate, bankruptcy, post-judgment and alternative dispute resolution proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

(j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by a facsimile signature page shall be binding upon that party so confirming.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

TSV Media

Per: /s/ Chris Bergin
Chris Bergin
Title: President

International Sports and Media Group

Per: /s/ Yan Skwara
Yan Skwara
Title: President